Events after the reporting year	12 Months Ended
Jun. 30, 2025
Events after the reporting year
Events after the reporting year

31.    Events after the reporting year

Updates to the Company’s Transformation Plan

On September 3, 2025, the Company announced that, as part of its transformation plan for YNAP, it is considering efficiency measures that may include a partial reduction of the workforce across several sites in Italy, the United Kingdom, the United States and other jurisdictions. Based on current assessments, these measures could potentially affect up to approximately 700 employees. These contemplated actions remain subject to applicable information and consultation processes with employee representatives in each jurisdiction. No decisions have been finalized, and the ultimate scope, timing and financial impact of any workforce adjustments may differ from the figures currently under discussion.

As the announcement of these potential measures and commencement of consultation processes occurred after the reporting date of 30 June 2025, no provision has been recognized in these financial statements. The Group expects to incur restructuring expenses of between €22 million and €30 million worldwide in connection with the planned reduction of the workforce during fiscal year 2026, including employee termination benefits and other related costs.

Anticipated Disposal of Specific Assets and Liabilities Relating to THE OUTNET

Subsequent to the reporting date of June 30, 2025, we commenced a strategic evaluation of a potential divestiture involving THE OUTNET business, one of two business comprised in our “Off-Price” segment, which was acquired during the 2025 fiscal year. THE OUTNET was identified during the post-acquisition integration process as non-core to our long-term strategic objectives.

As of the date of authorization of these financial statements, LuxExperience is in the final stages of negotiations with a potential acquirer who has submitted a binding offer to purchase a defined group of assets and liabilities. The transaction is expected to be settled in cash, with the final purchase price still subject to ongoing negotiations and to be disclosed upon signing of the agreement.

As of the reporting date, 30 June 2025, the sale was not committed nor was it known to management. Accordingly, the criteria for classification as ‘held for sale’ under IFRS 5 – Non- current Assets Held for Sale and Discontinued Operations were not met at the balance sheet date. The assets were therefore not classified as held for sale as at 30 June 2025.

The anticipated sale represents a non-adjusting event after the reporting period under IAS 10 - Events After the Reporting Period, as the decision to sell the assets was made after the end of the reporting period and did not provide evidence of conditions that existed at 30 June 2025. The financial statements for the year ended 30 June 2025 have therefore not been adjusted to reflect this transaction.

Supplier Cash Guarantee

In June 2025, the Group entered into a new agreement that requires a €10 million cash deposit as a guarantee. The deposit was made after June 30, 2025, and represents a material cash outflow disclosed as a non-adjusting subsequent event in accordance with IAS 10.